                                                                   EXHIBIT 10.36

                                   EXHIBIT A-2

                             FORM OF TRANCHE B NOTE


$__________________                                   Philadelphia, Pennsylvania
                                                           _______________, 1997


         FOR VALUE RECEIVED, WEST COAST ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), VIDEOSMITH INCORPORATED, a Massachusetts corporation, WEST COAST FRANCHISING COMPANY, a Delaware corporation, PALMER WEST COAST CORPORATION, a Delaware corporation, PALMER VIDEO CORPORATION, a Delaware Corporation, PALMER INVESTMENT CORPORATION, a Delaware corporation, CASABLANCA DISTRIBUTING CORPORATION, a Delaware corporation, RKT MERGER CO., a Delaware corporation, SHOWTIME, INC., a Virginia corporation, VIDEO GIANT INC., a Texas corporation, VIDEO KING OF BROOME COUNTY, INC., a New York corporation, KING VIDEO ENTERPRISES, INC., a New York corporation, WEST COAST FINANCING CORPORATION, a Delaware corporation and WEST COAST LICENSING CORPORATION, a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of __________________________________ (the "Bank") at the office of PNC BANK,
NATIONAL ASSOCIATION (the "Agent") located at 1600 Market Street, Philadelphia, Pennsylvania, 19103, on the Termination Date (as such term is defined in the Credit Agreement hereinafter referred to) in lawful money of the United States of America and in immediately available funds, principal sum of (a) __________________________DOLLARS ($______) or, if less, (b) the aggregate unpaid principal amount of all Tranche B Loans made by the Bank to the Borrowers pursuant to the Credit Agreement. The Borrowers further agree to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement together with all other costs, fees and expenses as provided in the Credit Agreement.

         The holder of this Note is authorized to endorse on Schedule 1 annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the respective date(s), the Type and amount of each Tranche B Loan made by the Bank to the Borrowers, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Tranche B Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement (or any error in such recordation) shall not affect the obligations of the

Borrowers to make payments of principal, interest and other amounts outstanding in accordance with the terms of this Note and the Credit Agreement.

         This Note is one of the Tranche B Notes referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement dated as of December __, 1997 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being referred to as the "Credit Agreement") among the Borrowers, the other banks and financial institutions parties thereto, and PNC Bank, National Association, as agent. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest hereunder on amounts past due, for the amendment or waiver of certain provisions of the Credit Agreement and for certain security interests granted by the Borrowers. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Loans evidenced hereby have been secured.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.


ATTEST:                                     WEST COAST ENTERTAINMENT CORPORATION


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]


                       [signatures continued on next page]

ATTEST:                                    VIDEOSMITH, INCORPORATED


___________________________                By:___________________________
                                              Name:_____________________
                                              Title:_____________________
[seal]



ATTEST:                                    WEST COAST FRANCHISING COMPANY


___________________________                By:___________________________
                                              Name:______________________
                                              Title:_____________________
[seal]


ATTEST:                                    PALMER WEST COAST CORPORATION


___________________________                By:___________________________
                                              Name:______________________
                                              Title:_____________________
[seal]



ATTEST:                                    PALMER VIDEO CORPORATION


___________________________                By:___________________________
                                              Name:______________________
                                              Title:_____________________
[seal]


ATTEST:                                    PALMER INVESTMENT CORPORATION


___________________________                By:___________________________
                                              Name:______________________
                                              Title:_____________________
[seal]


                       [signatures continued on next page]

ATTEST:                                     CASABLANCA DISTRIBUTING
                                            CORPORATION


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]



ATTEST:                                     RKT MERGER CO.


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]


ATTEST:                                     SHOWTIME, INC.


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]


ATTEST:                                     VIDEO GIANT INC.


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]


ATTEST:                                     VIDEO KING OF BROOME COUNTY,
                                            INC.


___________________________                 By:___________________________
                                               Name:______________________
                                               Title:_____________________
[seal]


                       [signatures continued on next page]

ATTEST:                                       KING VIDEO ENTERPRISES,INC.


___________________________                   By:___________________________
                                                 Name:______________________
                                                 Title:_____________________
[seal]


ATTEST:                                       WEST COAST FINANCING
                                              CORPORATION


___________________________                   By:___________________________
                                                 Name:______________________
                                                 Title:_____________________
[seal]


ATTEST:                                       WEST COAST LICENSING
                                              CORPORATION


___________________________                   By:___________________________
                                                 Name:______________________
                                                 Title:_____________________
[seal]

                                   SCHEDULE 1

                    TRANCHE B LOANS, CONVERSIONS AND PAYMENTS


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                                                              AMOUNT OF           AMOUNT OF
                                                              BASE RATE          EURODOLLAR
                                                                LOANS               LOANS            UNPAID
         TYPE OF LOAN                      AMOUNT OF          CONVERTED         CONVERTED TO        PRINCIPAL
        (EURODOLLAR OR       AMOUNT OF     PRINCIPAL        TO EURODOLLAR         BASE RATE         BALANCE OF      NOTATION
DATE      BASE RATE)           LOANS         REPAID            LOANS                LOANS             LOANS         MADE BY
-----------------------------------------------------------------------------------------------------------------------------


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